                                                                    EXHIBIT 99.5

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: MR Technologies, Inc                          Case No.: 01-11497

                                                     Reporting Period: May, 2002

                                                                   CURRENT                      CUMULATIVE
                                                                   -------                      ----------
Cash - Beginning of the Month

Receipts                                             Operating
Receipts                                                           $411,571.10              $2,545,857.06

Total Receipts                                                     $411,571.10              $2,545,857.06

Disbursements
Trade Payables                                                     $241,722.28              $1,039,631.60
Total Disbursements                                                $241,722.28              $1,039,631.60

Net Cash Flow                                                      $169,848.82              $1,506,225.46



* Above information includes receipts and disbursements for MR Technologies, Inc.
    Disbursements related to MR Technologies, Inc. for the month and cumulative are $241,722.28 and $1,039,631.6 respectively. These amounts are paid by Lason Systems, Inc. on MR Technologies, Inc behalf.

Debtor:  MR Technologies, Inc.                                  Case #: 01-11497
                                                     Reporting Period: May, 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                        CUMULATIVE FILING
REVENUES                                                                               MONTH               TO DATE
Gross Revenues                                                                         163,813               1,424,015
Non-Debtor Net Intercompany                                                             -2,474                  -9,717
Less:  Returns and Allowances                                                             -842                 -40,527
Net Revenue                                                                            160,497               1,152,711
COST OF GOODS SOLD
Beginning Inventory                                                                    164,118                 468,396
Add:  Purchases                                                                         40,760                 261,733
Add:  Cost of Labor                                                                     42,504                 331,395
Add:  Other Direct Costs (attach schedule)                                              90,745                 470,477
Less:  Ending Inventory                                                                159,140                 164,118
Cost of Goods Sold                                                                     178,988               1,372,862
Gross Profits                                                                          -18,491                -220,151
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                               1,165                   6,565
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense                                                                             914                  12,989
Pension & Profit Sharing Plans                                                             337                   1,283
Repairs and Maintenance                                                                    495                   4,236
Rent and Lease Expense                                                                     951                   6,275
Salaries/Commissions/Fees                                                               27,296                 164,881
Supplies                                                                                 1,602                   5,766
Taxes - Payroll                                                                          1,117                   7,495
Taxes - Real Estate
Taxes - Other                                                                               28                   6,864
Travel and Business Expenses                                                             1,080                   5,094
Utilities
Other (attach schedule)                                                                     22                     186
Total Operating Expenses Before Depreciation                                            35,008                 221,634
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                       -53,499                -441,785
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)                                                              0                     544
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                          -53,499                -442,329
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                0                       0
Income Taxes
NET PROFIT (LOSS)                                                                      -53,499                -442,329

Debtor:  MR Technologies, Inc.                                  Case #: 01-11497
                                                     Reporting Period: May, 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                                     CURRENT MONTH       FILING TO DATE
OTHER DIRECT COSTS
Outside Services                                                                       7,710                54,975
Pass Through Postage Exp                                                              -2,994              -139,996
Lease & Maint. Expense                                                                52,955               357,406
Building Expenses                                                                     16,404               101,867
Office Telephones                                                                      5,061                20,972
Other Expenses                                                                         3,673                27,270
Direct Depreciation                                                                    7,937                47,984
  TOTAL OTHER DIRECT COSTS                                                            90,746               470,478
OTHER OPERATIONAL EXPENSES
Professional Services                                                                     22                   186


OTHER INCOME


OTHER EXPENSES
9300 Bank Charges                                                                          0                   544

   TOTAL OTHER EXPENSES                                                                    0                   544
OTHER REORGANIZATION EXPENSES


REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: MR Technologies, Inc.                                   Case No. 01-11497
                                                     Reporting Period: May, 2002
                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                   ASSETS                                   BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                          CURRENT REPORTING MONTH                  DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                   (79,751)                     (109,538)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)                                                           554,440                     1,439,368
Notes Receivable
Inventories                                                                         159,140                       468,396
Prepaid Expenses                                                                    329,601                       347,622
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                963,430                     2,145,848
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                      815,000                       815,000
Machinery and Equipment                                                             226,069                       455,548
Furniture, Fixtures and Office Equipment                                             33,684                        99,676
Leasehold Improvements                                                               41,242                        36,101
Vehicles                                                                              4,077                             -
Less Accumulated Depreciation                                                       208,996                       395,614
TOTAL PROPERTY & EQUIPMENT                                                          911,076                     1,010,711
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                   27,986,948                    26,703,208
TOTAL OTHER ASSETS                                                               27,986,948                    26,703,208

TOTAL ASSETS                                                                     29,861,454                    29,859,767

                        LIABILITIES AND OWNER EQUITY                        BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                          CURRENT REPORTING MONTH                  DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                                    127,454                             -
Taxes Payable (refer to FORM MOR-4)                                                   6,812                             -
Wages Payable                                                                             -                        75,925
Notes Payable                                                                                                     (14,901)
Rent / Leases - Building/Equipment                                                   50,395
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                    159,593                       230,230
TOTAL POSTPETITION LIABILITIES                                                      344,254                       291,254
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                                      682,362                       565,904
TOTAL PRE-PETITION LIABILITIES                                                      682,362                       565,904

TOTAL LIABILITIES                                                                 1,026,616                       857,158
OWNER EQUITY
Capital Stock                                                                             -                             -
Additional Paid-In Capital                                                       32,507,420                    32,507,420
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                 (3,504,811)                   (3,504,811)
Retained Earnings - Postpetition                                                   (167,771)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                 28,834,838                    29,002,609
TOTAL LIABILITIES AND OWNERS' EQUITY                                             29,861,454                    29,859,767
                                                                                          0                            (0)


In re: MR Technologies, Inc.                                   Case No. 01-11497
                                                     Reporting Period: May, 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                  ASSETS                             BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                   CURRENT REPORTING MONTH                 DATE
Other Current Assets




Other Assets

AR Miscellaneous                                                                1,302                       13,425
AR Receivable Postage                                                               -                     (122,667)
Advances to employees                                                                                        3,672
Due to/from subsidiary                                                     27,814,433                   26,672,420
Intercompany transfers/transactions                                              (524)                      10,489
Other Assets - net                                                            171,737                      125,869






                                                                           27,986,948                   26,703,208
                       LIABILITIES AND OWNER EQUITY                  BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                   CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities

Postage Deposit                                                                75,228                            -
Accrued expenses                                                               84,365                       43,874
Deferred acquisition payable                                                                               186,356

                                                                              159,593                      230,230
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.